SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 13, 1999


                                   AVERT, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Colorado                    0-239052                    84-1028716
 ---------------------------      -----------                ------------------
(State of other jurisdiction     (Commission                (I.R.S. Employer
 of incorporation)                File Number)               Identification No.)


301 Remington, Fort Collins, Colorado                              80524
---------------------------------------                          --------
(Address of principal executive offices)                         Zip Code


Registrant's telephone number, including area code:  970-484-7722




                      301 Remington Fort Collins, CO 80524
           ----------------------------------------------------------
          (Former name or former address, if changed since last report

Item 5   Other Events

     a) Avert, Inc. adds Major Accounts Division to its joint marketing agreement with ADP for pre-employment screening services.


Item 7   Financial Statements and Exhibits

     c) Exhibits

           19     Press release July 13, 1999

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            AVERT, INC.



July 14, 1999                               By:      /s/  Dean A. Suposs
---------------------------                          ---------------------------
Date                                                 Dean A. Suposs
                                                     President

                                  EXHIBIT INDEX



Exhibit No.               Exhibit Description                           Page
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   19                     Press Release, dated                           5
                          July 13, 1999